Exhibit 10.66

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.: 130339

AMD_00064734.0

AMENDMENT

Date of Amendment: February 16, 2012

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the MSCI Frontier Markets 100 Index. For the avoidance of doubt, the terms contained in Exhibit B of the Agreement shall apply to all Funds based on the MSCI Frontier Markets 100 Index; provided that in addition to listing and trading the Funds on an U.S. domiciled exchange, Funds based on the MSCI Frontier Markets 100 Index also may be listed and traded on stock or security exchanges domiciled in:

Mexico

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License Fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the MSCI Frontier Markets 100 Index. All listed Funds must be issued, sold and traded on a public basis in accordance with the applicable securities law. All other terms and restrictions contained in Exhibit B shall apply.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Institutional Trust Company, N.A.		MSCI INC.

By	/s/ Timothy M. Meyer	By	/s/ David Kinzelberg

Name	Timothy M. Meyer	Name	David Kinzelberg
	(printed)		(printed)

Title	M. Director	Title	Executive Director

LICENSEE: BlackRock Institutional Trust Company, N.A.

By	/s/ Jenni A. Lee

Name	Jenni A. Lee
(printed)

Title	Director